Income Taxes	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
The components of the provision for income taxes are as follows:

Year ended December 31	2014	2015	2016
(in thousands)	EUR	EUR	EUR

Current tax	(130,425)	(116,094)	(157,834)
Deferred tax	53,430	(45,352)	(61,650)
Provision for income taxes	(76,995)	(161,446)	(219,484)

The Dutch statutory tax rate was 25.0 percent in 2016, 2015 and 2014. Tax amounts in other jurisdictions are calculated at the rates prevailing in the relevant jurisdictions.
The reconciliation of the provision for income taxes is as follows:

Year ended December 31	2014		2015		2016
(in thousands)	EUR	% [1]	EUR	% [1]	EUR	% [1]

Income before income taxes	1,273,635	100.0%	1,548,620	100.0%	1,691,378	100.0%
Income tax provision based on ASML’s domestic rate	(318,409)	25.0%	(387,155)	25.0%	(422,845)	25.0%
Effects of tax rates in foreign jurisdictions	(1,580)	0.1%	5,370	(0.3)%	(2,665)	0.2%
Adjustments in respect of tax exempt income	23,899	(1.9)%	31,276	(2.0)%	31,307	(1.9)%
Adjustments in respect of tax incentives	159,728	(12.5)%	205,555	(13.3)%	178,294	(10.5)%
Adjustments in respect of prior years’ current taxes	(6,474)	0.5%	(13,559)	0.9%	(4,719)	0.3%
Adjustments in respect of prior years’ deferred taxes	1,325	(0.1)%	6,001	(0.4)%	(6,604)	0.4%
Movements in the liability for unrecognized tax benefits	(9,669)	0.8%	(10,600)	0.7%	3,995	(0.2)%
Tax effects in respect of acquisition related items	77,909	(6.1)%	—	—%	8,792	(0.5)%
Other credits and non tax deductible items	(3,724)	0.3%	1,666	(0.1)%	(5,039)	0.3%
Provision for income taxes	(76,995)	6.0%	(161,446)	10.4%	(219,484)	13.0%

1.	As a percentage of income before income taxes.
Income tax provision based on ASML’s domestic rate
The provision for income taxes based on ASML’s domestic rate is based on the Dutch statutory income tax rate. It reflects the provision for income taxes that would have been applicable assuming that all of our income is taxable against the Dutch statutory tax rate and there were no permanent differences between taxable base and financial results and no Dutch tax incentives were applied.
Effects of tax rates in foreign jurisdictions
A portion of our results is realized in countries other than the Netherlands where different tax rates are applicable.
Adjustments in respect of tax exempt income
In certain jurisdictions part of the income generated is tax exempted.
Adjustments in respect of tax incentives
Adjustments in respect of tax incentives relate to reduced tax rates in several jurisdictions, mainly consisting of the Dutch Innovation Box and the Dutch research and development deduction or RDA. The Innovation box is a facility under Dutch corporate tax law pursuant to which qualified income associated with R&D is subject to an effective tax rate of 5%. The RDA is a tax incentive providing for an additional tax deduction for qualified (non-labor) cost incurred for R&D activities performed in the Netherlands. As of 2016, the RDA is converted from a corporate income tax credit into a wage tax credit reducing R&D costs. See Note 22.
Adjustments in respect of prior years’ current taxes
The movements in the adjustments in respect of prior years' current taxes for the years 2014, 2015 and 2016 are considered to be limited.
Adjustments in respect of prior years’ deferred taxes
The movements in the adjustments in respect of prior years' deferred taxes for the years 2014, 2015 and 2016 are considered to be limited.
Movements in the liability for unrecognized tax benefits
In 2016, similar to prior years 2015 and 2014, the effective tax rate was impacted by limited movements in the liability for unrecognized tax benefits, including effects due to foreign exchange rate differences.
Tax effects in respect of acquisition related items
In 2014 the tax rate was favorably impacted by settling agreements entered into by ASML Netherlands B.V. and Cymer LLC. The agreements settled in 2014, were originally entered into by ASML Netherlands B.V. and Cymer LLC prior to our acquisition of Cymer in May 2013. The settlement amount was taxed at different tax rates. In 2016, the tax effects mainly relate to the acquisition of HMI.
Other credits and non tax deductible items
Other credits and non tax deductible items reflect the impact on statutory rates of permanent non tax deductible items such as non-deductible interest expense, and non-deductible meals and entertainment expenses, as well as the impact of (the reversal of) various tax credits on our provision for income taxes.
Income taxes recognized directly in shareholders’ equity
Income taxes recognized directly in shareholders’ equity (including OCI) are as follows:

Income tax recognized in shareholders’ equity	2014	2015	2016
(in thousands)	EUR	EUR	EUR
Current tax
OCI (financial instruments)	2,977	(1,363)	1,201
Tax benefit from share-based payments	(3,972)	(3,660)	(882)
Total income tax recognized in shareholders’ equity	(995)	(5,023)	319

Liability for unrecognized tax benefits and deferred taxes
The liability for unrecognized tax benefits and total deferred tax position recorded on the Consolidated Balance Sheets are as follows:

As of December 31	2015	2016
(in thousands)	EUR	EUR
Liability for unrecognized tax benefits	(96,458)	(136,434)
Deferred tax position	(518)	(225,463)
Deferred and other tax assets (liabilities)	(96,976)	(361,897)

Liability for unrecognized tax benefits
We have operations in multiple jurisdictions, where we are subject to the application of complex tax laws. Application of these complex tax laws may lead to uncertainties on tax positions. We aim to resolve these uncertainties in discussions with the tax authorities. We reserve for uncertain tax positions, which are unsolved, as liability for unrecognized tax benefits in line with the requirements of ASC 740, which requires us to estimate the potential outcome of any uncertain tax position when disputed by the tax authorities. Our estimate for the potential outcome of any uncertain tax position is highly judgmental. We conclude that we have adequately provided for uncertain tax positions. However, settlement of these uncertain tax positions in a manner inconsistent with our expectations could have a material impact on our Financial Statements.
Consistent with the requirements of ASC 740, as of December 31, 2016, the liability for unrecognized tax benefits amounts to EUR 136.4 million (2015: EUR 96.5 million) which is classified as non-current deferred and other tax liabilities. If recognized, these tax benefits would affect our effective tax rate for approximately the equal amounts.
Expected interest and penalties related to income tax liabilities have been accrued for and are included in the liability for unrecognized tax benefits and in the provision for income taxes. The balance of accrued interest and penalties recorded in the Consolidated Balance Sheets as of December 31, 2016 amounted to EUR 30.9 million (2015: EUR 25.0 million). Accrued interest and penalties recorded in the Consolidated Statement of Operations of 2016 amounted to a tax charge of EUR 5.8 million (2015: EUR 0.2 million; 2014: EUR 1.7 million).
A reconciliation of the beginning and ending balance of the liability for unrecognized tax benefits is as follows:

As of December 31	2015	2016
(in thousands)	EUR	EUR

Balance, January 1	(83,738)	(96,458)
Gross increases – tax positions in prior period	(8,145)	(3,415)
Gross decreases – tax positions in prior period	1,987	1,943
Gross increases – tax positions in current period	(10,690)	(10,614)
Acquisitions through business combinations	—	(42,398)
Lapse of statute of limitations	6,248	16,081
Effect of changes in exchange rates	(2,120)	(1,573)
Total liability for unrecognized tax benefits	(96,458)	(136,434)

We conclude our allowances for tax contingencies to be appropriate. Based on the information currently available, we estimate that the liability for unrecognized tax benefits will decrease by EUR 12.4 million within the next 12 months, mainly as a result of expiration of statute of limitations.
We are subject to tax audits in certain of our major tax jurisdictions, for example for years from and including 2009 onwards in Korea. In the course of such audits, local tax authorities may challenge the positions taken by us.
Deferred taxes
The composition of total deferred tax assets and liabilities reconciled to the classification in the Consolidated Balance Sheets is as follows:

Deferred taxes	January 1, 2016	Acquisitions through business combinations	Consolidated Statements of Operations	Effect of changes in exchange rates	December 31, 2016
(in thousands)	EUR	EUR	EUR	EUR	EUR
Deferred tax assets:
Capitalized R&D expenditures	12,625	—	(3,524)	361	9,462
R&D credits	16,406	—	(15,819)	(454)	133
Inventories	75,527	—	1,395	3,708	80,630
Deferred revenue	35,420	—	10,623	1,385	47,428
Accrued and other liabilities	47,226	—	9,424	2,603	59,253
Installation and warranty reserve	11,042	—	3,914	785	15,741
Tax effect carry-forward losses	20,893	—	(19,461)	1,261	2,693
Property, plant and equipment	7,171	—	3,424	388	10,983
Restructuring and impairment	1,861	—	(1,166)	(16)	679
Alternative minimum tax credits [1]	6,130	—	(1,276)	288	5,142
Share-based payments	12,514	—	842	636	13,992
Other temporary differences	24,460	2,000	(1,419)	(50)	24,991
Total deferred tax assets [2]	271,275	2,000	(13,043)	10,895	271,127

Deferred tax liabilities:
Intangible fixed assets	(225,450)	(144,541)	(52,370)	(10,082)	(432,443)
Property, plant and equipment	(40,286)	—	(2,160)	(2,232)	(44,678)
Borrowing costs	(1,913)	—	151	—	(1,762)
Other temporary differences	(4,144)	(15,451)	1,777	111	(17,707)
Total deferred tax liabilities	(271,793)	(159,992)	(52,602)	(12,203)	(496,590)

Net deferred tax assets (liabilities)	(518)	(157,992)	(65,645)	(1,308)	(225,463)

Classified as:
Deferred tax assets – current [3]	133,131				—
Deferred tax assets – non-current [3]	29,012				34,940
Deferred tax liabilities – current [3]	(2,379)				—
Deferred tax liabilities – non-current [3]	(160,282)				(260,403)
Net deferred tax assets (liabilities)	(518)				(225,463)

1.
Alternative minimum tax credits relate to prepaid US taxes which are credited against future taxable profits after the carry-forward losses and other available tax attributes are used. These alternative minimum tax credits never expire.

2.	Valuation allowances recognized in relation to deferred tax assets as of December 31, 2016 amounted to EUR 42.4 million (2015: EUR 29.9 million).

3.
As of January 1, 2016, ASML early adopted the amendment to ASC 740 “Income taxes (Topic 740): Balance Sheet Classification of Deferred Taxes”, which requires that deferred tax liabilities and assets are classified as non-current in the consolidated balance sheets. The comparative figures have not been adjusted to reflect this change in accounting policy.

Deferred taxes	January 1, 2015	Consolidated Statements of Operations	Effect of changes in exchange rates	December 31, 2015
(in thousands)	EUR	EUR	EUR	EUR
Deferred tax assets:
Capitalized R&D expenditures	14,593	(3,626)	1,658	12,625
R&D credits	43,361	(31,589)	4,634	16,406
Inventories	63,012	8,160	4,355	75,527
Deferred revenue	21,249	12,115	2,056	35,420
Accrued and other liabilities	47,350	(5,391)	5,267	47,226
Installation and warranty reserve	13,670	(4,319)	1,691	11,042
Tax effect carry-forward losses	39,106	(20,215)	2,002	20,893
Property, plant and equipment	6,295	360	516	7,171
Restructuring and impairment	2,283	(680)	258	1,861
Alternative minimum tax credits [1]	5,505	—	625	6,130
Share-based payments	9,365	2,129	1,020	12,514
Other temporary differences	26,398	(7,511)	5,573	24,460
Total deferred tax assets [2]	292,187	(50,567)	29,655	271,275

Deferred tax liabilities:
Intangible fixed assets	(219,141)	18,586	(24,895)	(225,450)
Property, plant and equipment	(29,435)	(8,273)	(2,578)	(40,286)
Borrowing costs	(1,887)	(26)	—	(1,913)
Other temporary differences	(9,009)	5,528	(663)	(4,144)
Total deferred tax liabilities	(259,472)	15,815	(28,136)	(271,793)

Net deferred tax assets (liabilities)	32,715	(34,752)	1,519	(518)

Classified as:
Deferred tax assets – current	159,460			133,131
Deferred tax assets – non-current	28,760			29,012
Deferred tax liabilities – current	(1,928)			(2,379)
Deferred tax liabilities – non-current	(153,577)			(160,282)
Net deferred tax assets (liabilities)	32,715			(518)

1.	Alternative minimum tax credits relate to prepaid US taxes which are credited against future taxable profits after the carry-forward losses are used.

2.	Valuation allowances recognized in relation to deferred tax assets as of December 31, 2015 amounted to EUR 29.9 million (2014: EUR 25.4 million)
Tax effect carry-forward losses
Deferred tax assets from carry-forward losses recognized as per December 31, 2016 result predominantly from net operating loss carry-forwards incurred relating to NID stock in Belgium.
NID stock in Belgium can generally be offset against future profits realized in the 7 years following the year in which the NID stock occurs. The total amount of NID stock is EUR 6.5 million (2015: EUR 32.0 million) taxable base and EUR 2.2 million (2015: EUR 10.9 million) tax effect.
Qualifying net operating losses, under US federal tax laws incurred by US group companies can in general be offset against future profits realized in 20 years following the year in which the losses are incurred. As of December 31, 2015 we fully utilized the amount of losses carried forward under US federal tax laws. The total amount of losses carried forward under US state tax laws as of December 31, 2016, is EUR 0.0 million (2015: EUR 90.4 million) tax basis or EUR 0.0 million (2015: EUR 4.3 million) tax effect.